SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2002

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated July 1, 2002 to provide the required financial statements relating to the acquisition by the Registrant of the ISS Atlanta Buildings located in Atlanta, Georgia, as described in such Current Report.

Item 7.    Financial Statements and Exhibits.

(a) Financial Statements.  The following financial statements are submitted in this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Since the ISS Atlanta Buildings are leased to a single tenant on a long-term basis under a net lease expiring in May 2013 that transfers substantially all of the operating costs to the tenant, the Registrant believes that financial information about the guarantor of the lease, Internet Security Systems, Inc., a Delaware corporation (“ISS, Inc.”), is more relevant to investors than financial statements of the property acquired. ISS, Inc. is a public company which currently files its financial statements in reports filed with the Securities and Exchange Commission, and following is a summary of certain selected financial data regarding ISS, Inc. taken from its previously filed public reports:

FOR THE FISCAL YEAR ENDED
CONSOLIDATED STATEMENTS OF OPERATIONS:	DECEMBER 31, 2001	DECEMBER 31, 2000	DECEMBER 31, 1999
(IN THOUSANDS)
Revenues	$223,559	$194,975	$116,487
Operating Income	$ (24,158)	$ 20,569	$ 2,700
Net Income	$ (15,458)	$ 18,315	$ 7,490

CONSOLIDATED BALANCE SHEET DATA:	DECEMBER 31, 2001	DECEMBER 31, 2000
	(IN THOUSANDS)
Total Assets	$500,984	$240,240
Stockholders’ Equity	$426,935	$188,389

For more detailed financial information regarding ISS, Inc., please refer to the financial statements of ISS, Inc., which are publicly available with the Securities and Exchange Commission at http://www.sec.gov.

Wells Real Estate Investment Trust, Inc.
Page
Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2002 (unaudited)	F-2

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-4

Pro Forma Statement of Income for the six months ended June 30, 2002 (unaudited)	F-5

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

Date:    September 10, 2002

3

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc. included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the period ended June 30, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of June 30, 2002 has been prepared to give effect to the third quarter 2002 acquisitions of the PacifiCare San Antonio Building, the Kerr McGee Property, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings (collectively, the “Other Recent Acquisitions”) and the ISS Atlanta Buildings (“ISS Atlanta”) by Wells OP as if the acquisitions occurred on June 30, 2002.

The following unaudited pro forma statement of income for the six months ended June 30, 2002 has been prepared to give effect to the first and second quarter 2002 acquisitions of the Arthur Andersen Building, the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building (collectively, the “2002 Acquisitions”), ISS Atlanta and the Other Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Kerr McGee Property had no operations during the six months ended June 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions, ISS Atlanta and the Other Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property, the Travelers Express Denver Buildings and the Kerr McGee Property had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financials statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, the 2002 Acquisitions, ISS Atlanta and the Other Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2002

(Unaudited)

ASSETS

		Pro Forma Adjustments			Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (g)	ISS Atlanta		Pro Forma Subtotal	Other Recent Acquisitions		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$110,330,449	$2,700,000	(a)	$113,140,333	$17,588,044	(a)	$131,444,168
		109,884	(b)		715,791	(b)
Buildings, less accumulated depreciation of $37,717,737	689,490,969	38,065,159	(a)	729,105,291	157,133,684	(a)	892,633,950
		1,549,163	(b)		6,394,975	(b)
Construction in progress	16,081,841	0		16,081,841	379,901	(a)	16,461,742

Total real estate assets	815,903,259	42,424,206		858,327,465	182,212,395		$1,040,539,860

CASH AND CASH EQUIVALENTS	341,909,775	(40,606,422	)(a)	306,072,046	(163,384,038	)(a)	331,465,876
		4,941,651	(c)		195,624,733	(d)
		(172,958	) (e)		(6,846,865	)(e)
INVESTMENT IN JOINT VENTURES	76,217,870	0		76,217,870	0		76,217,870
INVESTMENT IN BONDS	22,000,000	32,500,000	(f)	54,500,000	0		54,500,000
ACCOUNTS RECEIVABLE	10,709,104	0		10,709,104	0		10,709,104
DEFERRED LEASE ACQUISITION COSTS, net	1,790,608	0		1,790,608	0		1,790,608
DEFERRED PROJECT COSTS	14,314,914	(1,659,047	)(b)	12,828,825	(7,110,766	)(b)	12,564,924
		172,958	(e)		6,846,865	(e)
DEFERRED OFFERING COSTS	1,392,934	0		1,392,934	0		1,392,934
DUE FROM AFFILIATES	1,897,309	0		1,897,309	0		1,897,309
NOTE RECEIVABLE	5,149,792	0		5,149,792	0		5,149,792
PREPAID EXPENSES AND OTHER ASSETS, net	1,881,308	0		1,881,308	0		1,881,308

Total assets	$1,293,166,873	$37,600,388		$1,330,767,261	$207,342,324		$1,538,109,585

LIABILITIES AND SHAREHOLDERS’ EQUITY

		Pro Forma Adjustments			Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (h)	ISS Atlanta		Pro Forma Subtotal	Other Recent Acquisitions		Pro Forma Total
LIABILITIES:
Accounts payable and accrued expenses	$11,840,214	$158,737	(a)	$11,998,951	$14,830	(a)	$12,013,781
Notes payable	15,658,141	0		15,658,141	11,702,761	(a)	27,360,902
Obligations under capital lease	22,000,000	32,500,000	(g)	54,500,000	0		54,500,000
Dividends payable	4,538,635	0		4,538,635	0		4,538,635
Due to affiliate	2,106,790	0		2,106,790	0		2,106,790
Deferred rental income	1,013,544	0		1,013,544	0		1,013,544

Total liabilities	57,157,324	32,658,737		89,816,061	11,717,591		101,533,652

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		200,000	0		200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 125,000,000 shares authorized, 145,589,053 shares issued and 144,366,772 outstanding at June 30, 2002	1,455,890	4,942	(c)	1,460,832	195,624	(d)	1,656,456

Additional paid-in capital	1,290,858,515	4,936,709	(c)	1,295,795,224	195,429,109	(d)	1,491,224,333

Cumulative distributions in excess of earnings	(43,991,669)	0		(43,991,669)	0		(43,991,669)
Treasury stock, 1,222,381 at cost, shares	(12,223,808)	0		(12,223,808)	0		(12,223,808)
Other comprehensive loss	(289,379)	0		(289,379)	0		(289,379)

Total shareholders’ equity	1,235,809,549	4,941,651		1,240,751,200	195,624,733		1,436,375,933

Total liabilities and shareholders’ equity	$1,293,166,873	$37,600,388		$1,330,767,261	$207,342,324		$1,538,109,585

(a)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.
(b)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the cash paid for purchase.
(c)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2002 through ISS Atlanta acquisition date.
(d)	Reflects capital raised through issuance of additional shares subsequent to ISS Atlanta acquisition date of the latest Other Recent Acquisitions.
(e)	Reflects deferred project costs capitalized as a result of additional capital raised described in notes (c) and (d) above.
(f)	Reflects investment in bonds for which 100% of the principal balance becomes payable on December 1, 2015.
(g)	Reflects mortgage note secured by the Deed of Trust to the ISS Atlanta Buildings for which 100% of the principal balance becomes payable on December 1, 2015.
(h)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

		Pro Forma Adjustments							Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (f)	2001 Acquisitions		2002 Acquisitions		ISS Atlanta		Pro Forma Subtotal	Other Recent Acquisitions		Pro Forma Total
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$14,846,431	(a)	$4,398,278	(a)	$74,798,064	16,538,740	(a)	$91,336,804
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		4,832,809	0		4,832,809
Interest income	1,246,064	0		0		0		1,246,064	0		1,246,064
Take out fee	137,500	0		0		0		137,500	0		137,500

	49,308,802	12,460,926		14,846,431		4,398,278		81,014,437	16,538,740		97,553,177

EXPENSES:
Depreciation	15,344,801	5,772,761	(c)	5,356,374	(c)	1,584,573	(c)	28,058,509	6,198,640	(c)	34,257,149
Interest	3,411,210	0		0		0		3,411,210	0		3,411,210
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	1,505,269	(d)	0		8,488,427	5,452	(d)	8,493,879
Management and leasing fees	2,507,188	510,708	(e)	668,090	(e)	197,923	(e)	3,883,909	744,242	(e)	4,628,151
General and administrative	973,785	0		0		0		973,785	0		973,785
Amortization of deferred financing costs	770,192	0		0		0		770,192	0		770,192
Legal and accounting	448,776	0		0		0		448,776	0		448,776

	27,584,835	9,137,744		7,529,733		1,782,496		46,034,808	6,948,334		52,983,142

NET INCOME	$21,723,967	$3,323,182		$7,316,698		$2,615,782		$34,979,629	$9,590,406		$44,570,035

EARNINGS PER SHARE, basic and diluted	$0.43							$0.24			$0.27

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853							144,860,936			164,423,411

(a)	Rental income is recognized on a straight-line basis.
(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Building.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
(d)	Consists of nonreimbursable operating expenses.
(e)	Management and leasing fees are calculated at 4.5% of rental income.
(f)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2002

(Unaudited)

		Pro Forma Adjustments					Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (e)	2002 Acquisitions		ISS Atlanta		Pro Forma Subtotal	Other Recent Acquisitions		Pro Forma Total
REVENUES:
Rental income	$38,571,815	$7,307,774	(a)	$2,199,139	(a)	$48,078,728	$8,911,649	(a)	$56,990,377
Equity in income of joint ventures	2,478,686	0		0		$2,478,686	0		2,478,686
Interest income	2,648,351	0		0		$2,648,351	0		2,648,351
Take out fee	134,102	0		0		134,102	0		134,102

	43,832,954	7,307,774		2,199,139		53,339,867	8,911,649		62,251,516

EXPENSES:
Depreciation	12,903,282	2,588,546	(b)	792,286	(b)	16,284,114	3,270,573	(b)	19,554,687
Interest	880,002	0		0		880,002	0		880,002
Operating costs, net of reimbursements	2,063,997	300,018	(c)	0		2,364,015	79,067	(c)	2,443,082
Management and leasing fees	1,903,082	328,850	(d)	98,961	(d)	2,330,893	401,024	(d)	2,731,917
General and administrative	1,121,457	0		0		1,121,457	0		1,121,457
Amortization of deferred financing costs	424,992	0		0		424,992	0		424,992

	19,296,812	3,217,414		891,247		23,405,473	3,750,664		27,156,137

NET INCOME	$24,536,142	$4,090,360		$1,307,892		$29,934,394	$5,160,985		$35,095,379

EARNINGS PER SHARE, basic and diluted	$0.22					$0.21			$0.21

WEIGHTED AVERAGE SHARES, basic and diluted	110,885,641					144,860,936			164,423,411

(a)	Rental income is recognized on a straight-line basis.
(b)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
(c)	Consists of nonreimbursable operating expenses.
(d)	Management and leasing fees are calculated at 4.5% of rental income.
(e)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.